Filed Pursuant to Rule 497(d)

Morgan Stanley Portfolios, Series 68

Growth at a Reasonable Price Strategy, Series 6

Supplement to the Prospectus

As a result of a previously announced corporate action, effective November 1, 2023, the Bunge Ltd security held by the Trust has been renamed to Bunge Global SA.

Notwithstanding anything to the contrary in the Trust's Prospectus, the Trust now holds, and will continue to purchase, shares of Bunge Global SA.

Supplement Dated: November 1, 2023